UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2014

Item #1. Reports to Stockholders.

INDEX	Toreador International Fund

Annual Report to Shareholders

TOREADOR INTERNATIONAL FUND

For the Year Ended
August 31, 2014

Dear Toreador International Fund Investor:

For the Fund’s fiscal year ending August 31, 2014, the Toreador International Fund returned 15.98% versus 13.39% for its benchmark, the MSCI EAFE index. This was the Fund’s first full year managed by Toreador Research and Trading, LLC (“TRT”) following a diversified international investment strategy. TRT began managing the Fund on December 27, 2012, and from that period through the end of the Fund’s fiscal year on August 31, 2014, the Fund returned 15.75% versus 11.22% for the EAFE Index.

TRT manages the Fund utilizing a systematic investment process that emphasizes the following core concepts:

1.	Identify companies trading at a discount to TRT’s estimate of the company’s intrinsic value;
2.	Identify companies exhibiting improving operating momentum;
3.	Identify companies exhibiting superior price momentum; and
4.	Identify companies exhibiting superior quality traits.

For the year, the Fund benefited from stock selections in the following countries that outperformed the general market:

•	Japan
•	United Kingdom
•	Canada
•	Netherlands

Conversely, the fund suffered from stock selections in the following countries that underperformed the general market:

•	France
•	Germany
•	Italy
•	Australia

The Fund employs a systematic process that balances valuation, momentum, and corporate performance factors to determine its buy and sell actions. While we outperformed for the Fund’s fiscal year, from a year to date perspective we have underperformed the index, by approximately 100 basis points, and we would like to address what we believe is taking place in the market, rather than bask in our out-performance. In any given shorter-term time period, which we tend to typically define as 5 years or less, the market or markets may seem to irrationally price securities resulting in the Fund’s underperformance. However, our experience is that over the long-term, exposure to these factors in the manner we employ will result in superior performance. Since the start of the year, we believe markets have pursued a more risk seeking posture, as a result of continued loose monetary policies around the world. In turn, we believe this has caused investors to seek higher returns by ignoring company fundamentals and pursue companies that have performed poorly in the past and have “catch-up” potential or firms that are over-valued but continue to out-perform the market. We have seen such periods many times and will certainly see them again in the future. Not surprisingly, we do not expect to do well in such environments, as we will not chase performance or purchase stocks that we consider to be unattractively priced. Eventually reality tends to set in and the market returns to rewarding under-valued, well managed stocks.

Looking forward, we expect volatility to increase in markets around the world, which may cause short-term pain and under performance. Our answer to this is we will look to continue buying stocks we believe are miss-priced across countries and sectors. As bottom-up, fundamentally oriented stock pickers, we do not try to forecast country or sector returns to make large bets. Rather we evaluate potential investments, one stock at a time, ensuring its merits rank sufficiently high within our investment criteria to warrant putting your investment capital to work. When asked: How will we position the Fund for the future, the answer is easy and consistent – we invest in stocks that appear to be miss-priced according to our models. We do not know how long it will take for such miss-pricings to correct themselves but over time we are confident they will, and your patience with our investment process should be well rewarded.

To summarize our market perspective, we believe the global markets may be headed to towards a period of increased risk seeking behavior on the part of market participants. Such periods in the short-term tend to align with periods when our investment approach tends to do poorly. However, as it seems almost impossible to forecast when such periods begin and end, if one believes in the process we employ, it is best to handle short-term under-performance with the hopeful return of positive long-term returns to the portfolio.

We thank you for placing your investments and confidence in our Fund.

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800 -673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of August 31, 2014 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the end of this period and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

Index Definition

The MSCE EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

	Institutional Class Shares

		Average Annual Return
	Total Return	Since Inception
	One Year Ended	12/27/2012* to
	8/31/2014	8/31/2014

Toreador International Fund	15.98%	15.75%
MSCE EFA Index	13.39%	11.22%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

* On December 27, 2012, Toreador Research & Trading, LLC became the Investment Advisor to the Fund and the Fund’s investment objective was changed. Previous periods during which the Fund was advised by another investment advisor are not shown in the chart.

	Investor Class Shares

		Average Annual Return
	Total Return	Since Inception
	One Year Ended	12/27/2012*
	8/31/2014	to 8/31/2014
Toreador International Fund	15.72%	15.50%
MSCI EAFE Index	13.39%	11.22%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

* On December 27, 2012, Toreador Research & Trading, LLC became the Investment Advisor to the Fund and the Fund’s investment objective was changed. Previous periods during which the Fund was advised by another investment advisor are not shown in the chart.

	Class C Shares

		Average Annual Return
	Total Return	Since Inception
	One Year Ended	12/27/2012*
	8/31/2014	to 8/31/2014

Toreador International Fund	15.01%	14.65%
MSCI EAFE Index	13.39%	11.22%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

* On December 27, 2012, Toreador Research & Trading, LLC became the Investment Advisor to the Fund and the Fund’s investment objective was changed. Previous periods during which the Fund was advised by another investment advisor are not shown in the chart.

TOREADOR INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
August 31, 2014

Number of		% of
Shares	Security Description	Net Assets	Fair Value

	COMMON STOCK	99.01%

	AUSTRALIA	6.54%
974,801	Arrium Ltd		$714,714
253,644	Genworth Mortgage Insurance		893,126
147,736	Insurance Australia Group		892,766
90,643	Newcrest Mining LTD*		958,358
78,717	Sims Metal Management LTD*		885,201

			4,344,165

	AUSTRIA	1.32%
22,713	OMV AG		877,707

	BELGIUM	1.32%
50,465	Delhaize Group Spon ADR		876,072

	BERMUDA	1.32%
14,549	Jardine Matheson Holdings LTD		876,723

	CANADA	7.92%
29,873	Alimentation Couche-Tard		896,933
20,098	Canadian Natural Resources		875,268
26,165	Emera Inc.		828,241
23,742	Genworth MI Canada Inc.		841,605
18,906	Home Capital Group Inc.		943,820
21,277	Suncor Energy Inc. NEW		874,272

			5,260,139

	CAYMAN ISLANDS	1.26%

1,219,274	China Resources Cement		838,524

	DENMARK	1.23%
26,386	Topdanmark A/S*		814,262

	FINLAND	1.33%
101,155	Stora Enso OYJ-R SHS		880,848

TOREADOR INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
August 31, 2014 (continued)

Number of		% of
Shares	Security Description	Net Assets	Fair Value

	FRANCE	7.88%
35,000	AXA SA		$867,175
7,615	Pernod Ricard SA		898,222
60,740	Peugeot SA*		853,454
17,879	Rallye SA		854,231
8,996	Sodexo		886,471
15,597	Thales SA		871,177

			5,230,730

	GERMANY	7.74%
4,026	Continental AG		859,913
16,482	Fresennius SE & Co KGAA		804,382
4,415	Muenchener Rueckver AG-R		885,549
9,377	Porsche Automobile Holding-P		853,515
33,536	Software AG		865,726
20,200	United Internet AG-REG S		868,081

			5,137,166

	GREECE	1.22%
113,731	Hellenic Telecom Organization Sa Spon ADR*		813,177

	GREAT BRITAIN	14.45%
200,025	Beazley PLC		835,837
21,697	Berkeley Group Holdings		862,752
44,197	Capita Group PLC		899,237
154,880	Carillion PLC		864,463
53,725	Compass Group OLC		872,605
268,677	Itv PLC*		940,939
156,788	Lloyds Banking Group PLC*		804,322
112,468	Meggitt PLC		879,508
3,914	Shire PLC		956,386
174,035	TalkTalk Telecom Group		872,392
61,900	John Wood Group PLC		805,231

			9,593,672

	HONG KONG	5.09%
491,100	Dah Sing Banking Group LTD		882,056
102,475	Galaxy Entertainment Group		771,518
737,801	Guangdong Investment LTD		891,050
91,736	Power Assets Holdings LTD		835,664

			3,380,288

TOREADOR INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
August 31, 2014 (continued)

Number of		% of
Shares	Security Description	Net Assets	Fair Value

	IRELAND	1.42%
5,779	Jazz Pharmaceuticals PLC*		$941,515

	ITALY	2.67%
36,315	GTECH SAP		864,434
288,796	Unipolsai SPA		907,228

			1,771,662

	JAPAN	17.00%
64,000	Astellas Pharma Inc.		921,757
48,400	Daiichi Sankyo Co. LTD		855,295
122,856	Fujitsu LTD		843,018
23,400	Japan Petroleum ExplorationiTobacco Inc.		911,162
145,700	Mitsubishi UFJ Financial Group Inc.		837,975
237,457	NEC Corp.		844,718
43,900	NH Foods LTD		929,409
56,600	Orix Corp.		854,360
156,900	Resona Holdings Inc.		851,101
24,601	Softbank Corp-Unspon ADR		890,556
197,800	Sumitomo Mitsui Trust Holdilngs		811,853
100,367	Sumitomo Mitsui-Spons ADR		817,991
19,300	West Japan Railway Co.		913,043

			11,282,238

	LUXEMBOURG	1.46%
9,671	Altisource Portfolio Solutions SA*		966,423

	NETHERLANDS	4.23%
5,764	Core Laboratories N.V.		910,654
8,353	Lyondellbasell Indu-CLASS A		955,166
19,119	Sensata Technologies Holding*		940,081

			2,805,901

	NEW ZEALAND	1.35%
486,773	Air New Zealand LTD		893,559

	NORWAY	1.30%
146,964	Norsk Hydro ASA		864,075

	SPAIN	2.52%
20,436	ACS Actividades Cons Y S		861,032
70,872	Mediaset Espana Communicacion, SA*		811,745

			1,672,777

TOREADOR INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
August 31, 2014 (continued)

Number of		% of
Shares	Security Description	Net Assets	Fair Value

	SWEDEN	2.50%
17,066	Axfood AB		$850,268
110,628	Teliasonera AB		808,452

			1,658,720

	SWITZERLAND	5.12%
11735	Adecco SA-REG		888,628
8876	Aryzta AG		810,909
9,105	Novartis AG-ADR		817,993
10,731	Swiss Re Ltd-Spon ADR		880,908

			3,398,438

	UNITED STATES	0.82%
10,500	Vanguard FTSE All-World EX-U		546,420

	TOTAL COMMON STOCKS
	(Cost: $65,564,785)	99.01%	65,725,201

	TOTAL INVESTMENTS
	(Cost: $65,564,785)	99.01%	65,725,201
	Other assets, net of liabilities	0.99%	658,887

	NET ASSSETS	100.00%	$66,384,088

*Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund’s related balance sheet).

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

GDR - Security represented is held by the custodian bank in the form of Global Depositary Receipts.

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2014

ASSETS

Investments at fair value (identified cost of $65,564,785)	$65,725,201
Foreign currency at fair value (cost of $59,426)	58,033
Cash and cash equivalents	767,965
Receivable for securities sold	8,442,463
Unrealized gain on foreign spot contracts	5
Receivable for capital stock sold	412,935
Dividends receivable	143,109
Prepaid expenses	60,384

TOTAL ASSETS	75,610,095

LIABILITIES

Payable for securities purchased	8,998,032
Payable for capital stock redeemed	81,205
Accrued investment management fees	120,379
Accrued 12b-1 fees	7,390
Accrued administrative and transfer agent fees	4,001
Accrued custodian and accounting fees	15,000

TOTAL LIABILITIES	9,226,007

NET ASSETS	$66,384,088

Net Assets Consist of :

Paid-in-capital applicable to 3,614,840 no par value shares of beneficial interest outstanding,
respectively, unlimited shares authorized	$90,344,622
Accumulated net investment income (loss)	472,935
Accumulated net realized gain (loss) on investments and foreign currency transactions	(24,590,761)
Net unrealized appreciation (depreciation) of investments and foreign currency	157,292

Net Assets	$66,384,088

NET ASSET VALUE PER SHARE
Institutional Class

($48,390,983 / 2,583,666 shares outstanding)	$18.73

Investor Class

($17,498,666 / 999,057 shares outstanding)	$17.52

Class C

($494,439 / 32,117 shares outstanding)	$15.40

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
STATEMENT OF OPERATIONS
August 31, 2014

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $112,277)	$1,239,159
Interest	151

Total investment income	1,239,310

EXPENSES
Investment management fees (Note 2)	431,248
Rule 12b-land servicing fees (Note 2)
Investor Class	34,263
Class C	4,990
Recordkeeping and administrative services (Note 2)	59,866
Accounting fees	34,339
Custody fees	55,785
Transfer agent fees (Note 2)	30,000
Professional fees	66,000
Filing and registration fees (Note 2)	18,086
Directors fees	8,800
Compliance fees	5,251
Shareholder services and reports (Note 2)	41,640
Other	16,929

Total expenses	807,197
Management fee waivers (Note 2)	(111,523)

Net Expenses	695,674

Net investment income (loss)	543,636

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES AND RELATED TRANSACTIONS

Net realized gain (loss) on investments	2,032,513
Net realized gain (loss) on foreign currency transactions	(70,701)
Net increase (decrease) in unrealized appreciation (depreciation) of
investments and foreign currencies	(366,655)

Net realized and unrealized gain (loss) on investments and foreign
currencies and related transactions	1,595,157

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,138,793

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
	August 31, 2014	August 31, 2013

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$543,636	$(72,600)
Net realized gain (loss) on investments and foreign currency transactions	1,961,812	335,263
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	(366,655)	509,871

Increase (decrease) in net assets from operations	2,138,793	772,534

CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Institutional Class	50,081,655	785,070
Investor Class	9,784,835	2,585,584
Class C	49,028	14,614
Shares redeemed
Institutional Class	(3,278,494)	(274,085)
Investor Class	(3,099,655)	(5,008,278)
Class C	(68,594)	(262,118)

Increase (decrease) in net assets from capital stock
transactions	53,468,775	(2,159,213)

NET ASSETS
Increase (decrease) during year	55,607,568	(1,386,679)
Beginning of year	10,776,520	12,163,199

End of year (including undistributed net investment
income of $ 472,935 and $ - , respectively)	$66,384,088	$10,776,520

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Investor Class Shares(2)

	Years ended August 31,

	2014	2013(B)		2012		2011		2010
Net asset value, beginning of year	$15.14	$13.90		$20.92		$19.22		$15.29

Investment activities
Net investment income (loss)(1)	0.22	(0.10)		(0.12)		(0.20)		(0.23)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	2.16	1.34		(6.90)		1.90		4.31

Total from investment activities	2.38	1.24		(7.02)		1.70		4.08

Distributions
Net investment income	-	-		-		-		-
Net realized gain	-	-		-		-		(0.15)

Total distributions	-	-		-		-		(0.15)

Net asset value, end of year	$17.52	$15.14		$13.90		$20.92		$19.22

Total Return	15.72%	8.92%		(33.56%	)	8.84%		26.66%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.30%	3.74%		4.13%	(A)	3.02%		3.21%
Expenses, net of management fee waivers and
reimbursements	2.00%	2.27%		3.18%	(A)	2.75%		2.75%
Net investment income (loss)	1.30%	(0.70%	)	(0.68%	)	(0.85%	)	(1.20% )
Portfolio turnover rate	162.80%	224.42%		37.69%		54.05%		93.41%
Net assets, end of year (000’s)	$17,499	$9,179		$10,885		$23,624		$29,868

(A)	Expense ratio includes expenses incurred for changing investment advisors effective August 2, 2012 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.43% reduction in the expense ratio for the year ended August 31, 2012.
(B)	Effective December 27, 2012, the shareholders voted to approve Toreador Research & Trading, LLC to act as investment advisor to the Fund and to change the Fund’s investment objective and strategy from a Russia focused fund to an international fund.
(1)	Per share amounts calculated using the average number of shares outstanding.
(2)	Effective January 2, 2013, Class A shares were re-designated Investor Shares.

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class C Shares

	Years ended August 31,

	2014	2013(B)		2012		2011		2010

Net asset value, beginning of year	$13.39	$12.39		$18.78		$17.38		$13.93

Investment activities
Net investment income (loss)(1)	0.08	(0.19)		(0.22)		(0.33)		(0.34)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	1.93	1.19		(6.17)		1.73		3.94

Total from investment activities	2.01	1.00		(6.39)		1.40		3.60

Distributions
Net realized gain	-	-		-		-		(0.15)

Total distributions	-	-		-		-		(0.15)

Net asset value, end of year	$15.40	$13.39		$12.39		$18.78		$17.38

Total Return	15.01%	8.07%		(34.03%	)	8.06%		25.82%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.05%	4.49%		4.89%	(A)	3.77%		3.96%
Expenses, net of management fee waivers and
reimbursements	2.75%	3.02%		3.94%	(A)	3.50%		3.50%
Net investment income (loss)	0.55%	(1.45%	)	(1.43%	)	(1.60%	)	(1.95% )
Portfolio turnover rate	162.80%	224.42%		37.69%		54.05%		93.41%
Net assets, end of year (000’s)	$494	$447		$659		$1,345		$1,624

(A)	Expense ratio includes expenses incurred for changing investment advisors effective August 2, 2012 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.43% reduction in the expense ratio for the year ended August 31, 2012.
(B)	Effective December 27, 2012, the shareholders voted to approve Toreador Research & Trading, LLC to act as investment advisor to the Fund and to change the Fund’s investment objective and strategy from a Russia focused fund to an international fund.
(1)	Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class Shares

	Years ended August 31,

	2014	2013(B)		2012		2011		2010

Net asset value, beginning of year	$16.15	$14.79		$22.30		$20.44		$16.25

Investment activities
Net investment income (loss)(1)	0.29	(0.07)		(0.08)		(0.15)		(0.20)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	2.29	1.43		(7.43)		2.01		4.54

Total from investment activities	2.58	1.36		(7.51)		1.86		4.34

Distributions
Net investment income	-	-		-		-		-
Net realized gain	-	-		-		-		(0.15)

Total distributions	-	-		-		-		(0.15)

Net asset value, end of year	$18.73	$16.15		$14.79		$22.30		$20.44

Total Return	15.98%	9.20%		(33.68%	)	9.10%		26.69%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.05%	3.49%		3.88%	(A)	2.77%		2.96%
Expenses, net of management fee waivers and
reimbursements	1.75%	2.02%		2.93%	(A)	2.50%		2.50%
Net investment income (loss)	1.55%	(0.45%	)	(0.43%	)	(0.60%	)	(0.95% )
Portfolio turnover rate	162.80%	224.42%		37.69%		54.05%		93.41%
Net assets, end of year (000’s)	$48,391	$1,151		$620		$12,138		$17,274

(A)	Expense ratio includes expenses incurred for changing investment advisors effective August 2, 2012 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.43% reduction in the expense ratio for the year ended August 31, 2012.
(B)	Effective December 27, 2012, the shareholders voted to approve Toreador Research & Trading, LLC to act as investment advisor to the Fund and to change the Fund’s investment objective and strategy from a Russia focused fund to an international fund.
(1)	Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Toreador International Fund (the “Fund”), formerly the Third Millennium Russia Fund, is a series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of The World Funds, Inc. (“TWF”). Initial outside investors purchased Class A shares of the Fund on June 29, 1998. However, investment operations of the Fund did not commence for Class A shares until October 1, 1998. Commencement of operations for Class C shares was December 3, 2003 and January 30, 2004 for Class I shares. Effective January 2, 2013, the Class A shares were re-designated as Investor Class shares. On August 15, 2014, the Fund was reorganized from TWF into the Trust.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The investment objective of the Fund is to seek to achieve capital appreciation.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

closing price on the exchange on which they are traded, and those values are then translated in U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to The Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, “Fair Value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2014:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$65,725,201	$-	$-	$65,725,201

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and country.

During the year ended August 31, 2014, there were no transfers between Level 1 and Level 2. The Fund recognizes transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities

Balance at 08/31/13	$269,009
Total realized gain (loss)	117,876
Change in unrealized
appreciation/depreciation	(70,457)
Cost of purchases	-
Proceeds from sales	(316,428)
Transfer into Level 3	-
Transfer out of Level 3	-

Balance at 08/31/14	$-

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities. Management has reviewed the Fund’s tax positions for each of the open tax years (2011-2013) or expected to be taken in the Fund’s 2014 tax returns. The Fund has identified its major tax jurisdiction to be U.S. tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2014, such reclassifications decreased accumulated net investment income and decreased accumulated net realized loss on investments and foreign currency transactions by $70,701.

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers three classes of shares. Investor Class and Institutional Class shares include a redemption fee of 1% on the proceeds of shares redeemed within 90 days of purchase. Class C shares include a maximum deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Toreador Research & Trading, LLC (“TRT”) provides investment services for an annual fee of 1.15% of average daily net assets of the Fund. Effective December 27, 2012, TRT has contractually agreed to waive fees and reimburse the Fund for expenses in order to limit operating expenses to 2.00% for the Investor Class; 2.75% for Class C and 1.75% for the Institutional Class, of average daily net assets, respectively, through January 31, 2016. Fund operating expenses do not include interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales and other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”). For the year ended August 31, 2014, TRT earned fees of $431,248 and waived fees of $111,523.

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

FDCC acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. There were no underwriting commissions or fees received by FDCC in connection with the distribution of the Fund’s shares for the year ended August 31, 2014. In addition, FDCC receives a deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within two years of purchase. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the year ended August 31, 2014, FDCC received $243 of CDSC fees.

The Fund’s Investor Class and Class C shares have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. For the Investor Class shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund’s Investor Class’s average daily net assets. For Class C shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of Class C’s average daily net assets, of which 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. The fees are paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the year ended August 31, 2014, $34,263 was incurred in Investor Class distribution fees and $4,990 was incurred in Class C distribution and shareholder servicing fees.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee, based on the Fund’s average daily net assets. CSS earned $59,866 for its services for the year ended August 31, 2014.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s Transfer and Dividend Disbursing Agent. CFSI earned $30,000 for its services for the year ended August 31, 2014.

Certain officers and/or an interested trustee of the Fund are also officers and/or directors of FDCC, CSS, CFA and CFSI. The Law Offices of John H. Lively and Associates, Inc., a member of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively and Associates, Inc., and Cynthia D. Baughman, Assistant Secretary of the Trust, is counsel with The Law Offices of John H. Lively and Associates, Inc. Mr. Lively and Ms. Baughman receive no special compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2014, were $115,641,612 and $62,274,940, respectively.

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

There were no distributions paid during the year ended August 31, 2014 or the year ended August 31, 2013.

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated net investment income (loss)	$472,935
Other accumulated gain (loss)	(24,368,688)
Unrealized appreciation (depreciation) of
investments and foreign currency transactions	(64,781)

$(23,960,534)

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and / or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of August 31, 2014, the Fund has a capital loss carryforward of $24,368,688 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. $20,909,458 of this carryforward will expire in 2018 and is considered short-term, and $3,459,230 may be carried forward indefinitely and is considered long-term.

As of August 31, 2014, cost for Federal Income tax purpose is $65,786,858 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,461,019
Gross unrealized depreciation	(3,522,676)

Net unrealized depreciation	$(61,657)

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS
	Institutional Class Shares Year ended August 31, 2014		Investor Class Shares Year ended August 31, 2014		Class C Shares Year ended August 31, 2014
	Shares	Value	Shares	Value	Shares	Value
Shares sold	2,684,919	$50,081,655	573,270	$9,784,835	3,287	$49,028
Shares reinvested	-	-	-	-	-	-
Shares redeemed	(172,515)	(3,278,494)	(180,557)	(3,099,655)	(4,553)	(68,594)

Net increase (decrease)	2,512,404	$46,803,161	392,713	$6,685,180	$(1,266)	$(19,566)

	Institutional Class Shares Year ended August 31, 2013		Investor Class Shares Year ended August 31, 2013		Class C Shares Year ended August 31, 2013
	Shares	Value	Shares	Value	Shares	Value
Shares sold	47,450	$785,070	172,057	$2,585,584	1,114	$14,614
Shares reinvested	-	-	-	-	-	-
Shares redeemed	(18,106)	(274,085)	(348,601)	(5,008,278)	(20,867)	(262,118)

Net increase (decrease)	29,344	$510,985	(176,544)	$(2,422,694)	(19,753)	$(247,504)

TOREADOR INTERNATIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2014 (continued)

NOTE 6 – SPECIAL MEETING OF SHAREHOLDERS (unaudited)

On July 29, 2014, a special meeting of the shareholders of the Fund was held for the purpose of considering the approval of a non-taxable reorganization of the Fund into a newly created series of another investment company, the World Funds Trust. The reorganization was approved by the shareholders of the Fund and the closing of the reorganization took place on August 15, 2014 based on the following results:

Total Outstanding Shares:	3,356,548
Total Shares Voted:	2,410,647
Voted For:	2,408,613
Voted Against:	1,820
Abstained:	214

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Toreador International Fund and the
Board of Trustees of The World Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Toreador International Fund (The “Fund”), a series of World Funds Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Toreador International Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
October 30, 2014

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisor and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Interested Trustees
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 69	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.	14	The World Funds, Inc.; American Growth Fund, Inc.

Mr. Pasco is an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Non-Interested Trustees
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 59	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	14	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 56	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from 1997 to 2007.	14	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 78	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money	14	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hanna Investment Trust for the

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
			management firm) 2003 to 2008.		one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the 23 series of that trust; (all registered investment companies).
Officers who are not Trustees
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 50	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 50	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A

John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Assistant Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).	N/A	N/A
Lauren Jones 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 31	Assistant Secretary	Indefinite, Since December 2009	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Chief Compliance Officer	Indefinite, Since August 2013 with respect to DGHM funds and since 2014 for other WFT Funds.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

TOREADOR INTERNATIONAL FUND
SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 16, 2014, the Board of Trustees (the “Board”) considered the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Trust and Toreador Research & Trading, LLC (“Toreador” or “Advisor”) in regard to the Toreador International Fund (the “Fund”).

Counsel reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Advisor’s practices regarding possible conflicts of interest.

The Board then reviewed and discussed the approval of the Agreement between the Trust and Toreador, as well as the amendments to the various proposed service agreements between the Trust and the service providers. Counsel noted that the 1940 Act requires the approval of the investment advisory and distribution agreements between the Trust and its service providers by a majority of the Independent Trustees.

TOREADOR INTERNATIONAL FUND
SUPPLEMENTAL INFORMATION (unaudited)(continued)

The Board discussed the arrangements between Toreador and the Trust with respect to the Fund. The Board reflected on its discussions regarding the Agreement, the expense limitation agreement and the manner in which the Fund was to be managed. The Board reflected on the fact that the Fund had, to date, been operating in another trust (as the “Predecessor Toreador Fund”), and the Board considered the operations of the Predecessor Toreador Fund and Toreador’s services to the Predecessor Toreador Fund. Counsel referred the Board to the Board Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Agreement, a letter from Counsel to Toreador and Toreador’s responses to that letter, a copy of Toreador’s financial information, a fee comparison analysis for the Toreador Fund and comparable mutual funds, and the Agreement and expense limitation agreement. Counsel reviewed with the Board the memorandum from Counsel and the proposed Agreement and Expense Limitation Agreement. Counsel outlined the various factors the Board should consider in deciding whether to approve the Agreement.

In deciding whether to approve the agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by Toreador.

In this regard, the Board considered the responsibilities Toreador would have under the Agreement. The Board reviewed the services to be provided by Toreador to the Fund (and those that had been provided to the Predecessor Toreador Fund) including, without limitation: Toreador’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers, and the anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of Fund shares. The Board also considered the services provided by Toreador to the Predecessor Toreador Fund, including the marketing efforts made by Toreador for the Predecessor Toreador Fund. The Board considered: Toreador’s staffing, personnel, and methods of operating; the education and experience of Toreador’s personnel; and Toreador’s compliance program, policies, and procedures. After reviewing the foregoing and further information from Toreador, the Board concluded that the quality, extent, and nature of the services to be provided by Toreador was satisfactory and adequate for the Fund.

Investment Performance of the Fund and Toreador.

The Board noted that while the Fund has not yet commenced operations in the Trust and no investment performance was available, the performance of the Predecessor Toreador Fund was relevant. They compared the performance of the Predecessor Toreador Fund for various periods during that Fund’s existence with the performance of the Morningstar Foreign Large Blend Category average, as well

TOREADOR INTERNATIONAL FUND
SUPPLEMENTAL INFORMATION (unaudited)(continued)

as versus its benchmark – the MSCI EAFE. It was noted that the performance for the Predecessor Toreador Fund also includes performance for another predecessor fund that invested solely in the Russian market. It was noted that for the recent quarter ended March 31, 2014 the Predecessor Toreador Fund was down slightly as compared to its benchmark index although it had outperformed its benchmark for the 1 year and since inception periods. It was noted that the Predecessor Toreador Fund outperformed its category average for the 1-year period. Based on these considerations, the Board concluded that the performance of the Fund (i.e., the Predecessor Toreador Fund) was satisfactory.

The costs of the services to be provided and profits to be realized by Toreador from the relationship with the Fund.

In considering the costs of the services to be provided and profits to be realized by Toreador and its affiliates from the relationship with the Fund, the Trustees considered Toreador’s staffing, personnel, and methods of operating; the financial condition of Toreador and the level of commitment to the Fund by Toreador and its principals; the expected asset levels of the Fund; and the projected overall expenses of the Fund. The Trustees considered financial statements of Toreador and discussed the financial stability and productivity of the firm. The Trustees noted that Toreador was not profitable with regard to the Predecessor Toreador Fund. It was noted also that Toreador receives operational support from its affiliate – The Applied Finance Group. The Trustees considered the fees and expenses of the Fund and those of the Predecessor Toreador Fund (including the management fee) relative to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Toreador by the Fund were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with Toreador. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation arrangement in place for the Fund. The Trustees also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than Toreador. It was noted that Toreador does not provide the international strategy of the Fund to any other separately managed accounts. Following further discussion of the Fund’s asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided potential savings or protection for the benefit of Fund investors.

TOREADOR INTERNATIONAL FUND
SUPPLEMENTAL INFORMATION (unaudited)(continued)

Possible conflicts of interest and benefits derived by Toreador.

In considering Toreador’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that Toreador does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Toreador’s code of ethics. Based on the foregoing, the Board determined that the Toreador’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that Toreador noted no benefits, other than receipt of advisory fees, or detriments to managing the Fund.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Agreement for an initial two-year term.

TOREADOR INTERNATIONAL FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, deferred sales charges on certain redemptions made within 90 days of purchase of Investor Class and Institutional Class shares and within two years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution fees (12b-1) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2014 and held for the six months ended August 31, 2014.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INSTITUTIONAL CLASS	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period* March 1, 2014 through August 31, 2014
Actual	$1,000.00	$1,000.00	$8.82
Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.89

INVESTOR CLASS	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period* March 1, 2014 through August 31, 2014
Actual	$1,000.00	$998.86	$10.08
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.16

CLASS C	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period* March 1, 2014 through August 31, 2014
Actual	$1,000.00	$995.48	$13.83
Hypothetical (5% return before expenses)	$1,000.00	$1,011.25	$13.94

* - Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Institutional Class; 2.00% for Investor Class and 2.75% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Advisor:

Toreador Research and Trading, LLC
7493 N. Ingram Avenue, Suite 104
Fresno, California 93711

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:

For more information, wire purchase or redemptions, call or write to Toreador International Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:

The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group TM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Custodian:

Brown Brothers Harriman & co.
50 Post Office Square
Boston, Massachusetts 02110

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds Trust investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 673-0550 Toll Free.

ITEM 2.          CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,000 for 2014 and $16,000 for 2013.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2014 and $3,000 for 2013.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2014 and $0 for 2013.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Perkins Discovery Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   NA

(c)   0%

(d)   NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.          AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.          SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.          PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.          CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.          EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: November 6, 2014

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: November 6, 2014

* Print the name and title of each signing officer under his or her signature.